UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2005


                                UC HUB GROUP INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                001-15665                                 88-0389393
         (Commission File Number)             (IRS Employer Identification No.)


285 EAST WARM SPRINGS ROAD, LAS VEGAS, NEVADA              89119
       (principal executive offices)                     (Zip Code)


                                 (702) 791-7030
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 1, 2005, the Registrant sold certain of the assets of its wholly-owned subsidiary, All Com USA, Inc. to American Fiber Network, Inc. pursuant to an Asset Purchase Agreement.

     A copy of the Asset Purchase Agreement is attached as an exhibit to this Current Report.

     On September 1, 2005, the Registrant executed a Promissory Note and Security Agreement in the amount of $150,000 in favor of Mobilepro Corp. against a $300,000 purchase fee for the customer base of All Com to ensure the transfer of the customer base to American Fiber Network. Once the transfer of the customer base was completed, the note was cancelled.

     Copies of the Promissory Note and the Security Agreement are attached as exhibits to this Current Report.

     On April 10, 2006, the Registrant sold to PSPP Holdings, Inc. as an asset acquisition all of the Registrant's interest in eSafe, Inc., pursuant to an Acquisition Agreement. In connection with the sale, a Voting Agreement was executed covering certain shares owned in the Registrant.

     Copies of the Acquisition Agreement and the Voting Agreement are attached as exhibits to this Current Report.

     Copies of the Acquisition Agreement and the Voting Agreement are attached as exhibits to this Current Report. On June 6, 2006, the Registrant and various purchasers executed and closed a Securities Purchase Agreement, whereby the Registrant sold to the purchasers $350,000 in Debentures. In addition, the Registrant issued to each purchaser a warrant to purchase up to a number of shares of the Registrant's common stock equal to 100 percent of the purchaser's subscription amount divided by $0.05 with an exercise price equal to $0.075 subject to adjustment, and a term of exercise equal to two years, a warrant to purchase up to a number of shares of the Registrant's common stock equal to 100 percent of the purchaser's subscription amount divided by $0.05 with an exercise price equal to $0.05 subject to adjustment, and a term of exercise commencing on the effective date and terminating on 180 calendar days following the effective date, and a registration rights agreement.

     Copies of the Securities Purchase Agreement, the Debentures, the Warrants, and the Registration Rights Agreement are attached as exhibits to this Current Report.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     See  Item  1.01  above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item  1.01  above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     See  Item  1.01  above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 15, 2006, V. Bill Thompson and Michael Sharbrough resigned as directors of the Registrant. There were no disputes in connection with the resignations of Messrs. Thompson and Sharbrough. The Registrant has provided Messrs. Thompson and Sharbrough with a copy of the disclosures it is making in this Current Report no later than the day the Registrant is filing this Current Report with the Securities and Exchange Commission. In addition, the Registrant has provided each of Messrs. Thompson and Sharbrough with the opportunity to furnish the Registrant as promptly as possible with a letter addressed to the Registrant stating whether he agrees with the statements made by the Registrant in this Item 5.02 and, if not, stating the respects in which he does not agree. The Registrant will file any letter received by the Registrant from either of Messrs. Thompson or Sharbrough with the Commission as an exhibit by an amendment to this Current Report within two business days after receipt by the Registrant.

ITEM 8.01  OTHER EVENTS.

     On April 3, 2006, the Registrant moved its corporate offices to 285 East Warm Springs Road, Las Vegas, Nevada 89119, telephone (702) 791-7030.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  None.

     (b)  None.

     (c)  None.

     (d)  Exhibits.

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
      10.1   Security Agreement by and between UC Hub Group, Inc., Larry Wilcox and  Mobilepro
             Corp., dated December 20, 2005.
      10.2   Purchase Option by and between Mobilepro Corp. and UC Hub Group, Inc., dated December
             20, 2005.
      10.3   Security Agreement by and between UC Hub Group, Inc., All Com USA, Inc., Larry Wilcox and Mobilepro Corp., dated September 1, 2005.
      10.4   Asset Purchase Agreement by and among All Com USA, Inc., UC Hub Group, Inc. and
             American Fiber Network, Inc., dated September 1, 2005.
      10.5   Mobilepro Corp. Promissory Note on the amount of $150,000, made as of September 1, 2005.
      10.6   Voting Agreement by and between UC Hub Group, Inc., the Wilcox Limited Family
             Partnership and Larry Wilcox, dated June 1, 2006.
      10.7   Acquisition Agreement among PSPP Holdings, Inc., UC Hub Group, Inc. and eSafe, Inc.,
             dated April 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 5, 2006.

                                     UC HUB GROUP, INC.


                                     By    /s/ Larry Wilcox
                                           -------------------------------------
                                           Larry Wilcox, Chief Executive Officer